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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K


                              CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date if earliest event reported): December 15, 1998

                       Commission file number 0-18560


                           The Savannah Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

                      Georgia                          58-1861820
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          (State or other jurisdiction of            (IRS Employer
           incorporation or organization)          identification No.)


                       25 Bull Street, Savannah, GA 31401
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              (Address of principal executive offices) (Zip Code)


                                 912-651-8200
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              (Registrant's telephone number, including area code)


                                Not Applicable
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         (Former Name or Former Address, If Changed Since Last Report)

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Item 2.  Acquisition or Disposition of Assets

     On December 15, 1998, (the "Effective Date"), The Savannah Bancorp, Inc. ("Savannah") completed the combination with Bryan Bancorp of Georgia, Inc. ("Bryan"). The combination was accomplished by means of the merger ("the Merger") of Bryan with and into Savannah, pursuant to the Amended and Restated Agreement and Plan of Merger between Savannah and Bryan dated as of February 11, 1998 (the "Agreement"). In conjunction with and as a part of the Merger, each of the shares of Bryan common stock was converted into 1.85 shares of Savannah common stock. Immediately prior to the Effective Date, Savannah had 1,782,598 shares of common stock issued, of which 41,675 shares were held as treasury shares; approximately 937,000 shares of Savannah common stock resulted from the conversion of Bryan common stock; and approximately 2,678,000 shares of Savannah common stock were issued and outstanding immediately following the Merger.

     The consideration given by Savannah to Bryan stockholders in the Merger was determined in arms-length negotiations between Savannah and Bryan. There were no material relationships between Savannah and Bryan, or between the affiliates, directors and officers of Savannah and their associates, on the one side, and the affiliates, directors and officers of Bryan and their associates, on the other side. Savannah attempted to agree upon an exchange ratio that would be sufficiently attractive to Bryan to induce Bryan's agreement, and not be detrimental to Savannah' existing stockholders. Savannah also took into account the trading price of its common stock at the time it entered into the Agreement, and other factors.

     Bryan was a bank holding company based in Richmond Hill, Georgia with assets of approximately $80 million as of September 30, 1998, with one banking office in Richmond Hill, Georgia.

     The plant, equipment, and other physical property acquired by Savannah in the Merger is not material to Savannah consolidated financial position.

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Item 7.  Financial Statements and Exhibits.

    (a) Pro  forma   financial   information.   Unaudited  pro  forma  financial
information of The Savannah Bancorp, Inc. is included as Exhibit 99.3

    (b) Exhibits. The exhibits listed in the exhibit index are filed as a part of or incorporated by reference in this current report on Form 8-K.

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                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


The Savannah Bancorp, Inc. (Registrant)


By:  /s/ Robert B. Briscoe                          Date: December 23, 1998
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         Robert B. Briscoe
     Chief Financial Officer






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                                 EXHIBIT INDEX


Exhibit

2.1 Agreement and Plan of Merger dated as of February 11, 1998 by and between The Savannah Bancorp, Inc. and Bryan Bancorp of Georgia, Inc., incorporated by reference from Savannah's Registration Statement on Form S-4, No.333-60479, filed under the Securities Act of 1933.

21.1 Bryan Bancorp of Georgia, Inc.'s Annual Report on Form 10-KSB (as amended on Form 10-KSB/A) for the year ended December 31, 1997 incorporated by reference.

21.2 Bryan Bancorp of Georgia, Inc.'s Quarterly Report on Form 10-QSB for the quarter ended September 30, 1998 incorporated by reference.

99.1              Press Release dated December 15, 1998.

99.2              Pro forma financial information of The Savannah Bancorp, Inc.

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